Strategic and Operational Overview February 8, 2017 Exhibit 99.1

2 Safe Harbor Statement This presentation contains several “forward-looking statements.” Forward-looking statements are those that use words such as “believe,” “expect,” “intend,” “plan,” “may,” “likely,” “should,” “estimate,” “continue,” “future” or "anticipate" and other comparable expressions. These words indicate future events and trends. Forward-looking statements are our current views with respect to future events and financial performance. These forward-looking statements are subject to many assumptions, risks and uncertainties that could cause actual results to differ significantly from historical results or from those anticipated by us. The most significant risks are detailed from time to time in our filings and reports with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2016. Such risks include - but are not limited to - GM’s ability to sell new vehicles that we finance in the markets we serve in North America, Latin America, China and Europe, particularly the United Kingdom where automobile sales may be negatively impacted due to the passage of the referendum to discontinue its membership in the European Union; the viability of GM-franchised dealers that are commercial loan customers; the availability and cost of sources of financing; the level of net charge-offs, delinquencies and prepayments on the loans and leases we originate; the effect, interpretation or application of new or existing laws, regulations, court decisions and accounting pronouncements; the prices at which used cars are sold in the wholesale auction markets; vehicle return rates and the residual value performance on vehicles we lease; interest rate and currency exchange rate fluctuations; competition; our ability to manage risks related to security breaches and other disruptions to our networks and systems; changes in general economic and business conditions; and changes in business strategy, including expansion of product lines and credit risk appetite, acquisitions and divestitures. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, actual events or results may vary materially from those expected, estimated or projected. It is advisable not to place undue reliance on our forward-looking statements. We undertake no obligation to, and do not, publicly update or revise any forward-looking statements, except as required by federal securities laws, whether as a result of new information, future events or otherwise.

3 GM Financial Company Overview GM Financial’s overall objective is to support GM vehicle sales while achieving appropriate risk-adjusted returns  GM Financial (GMF) is General Motors’ global captive finance company  Earning assets of $79B, with operations in more than 20 countries − Offering auto finance products to 16,000 dealers worldwide − GM Financial’s global footprint covers over 85% of GM’s worldwide sales  GM Financial is a strategic business for GM and well positioned for profitable growth and contribution to overall enterprise value North American segment International segment

4 General Motors Strategic Priorities  GM Financial strategic value − Drive vehicle sales  Offer attractive products and services with efficient delivery − Enhance customer experience and loyalty  Integrate with GM initiatives to enrich the customer experience and increase retention − Support GM customers and dealers  Provide financing support across economic cycles − Contribute to enterprise profitability  Pre-tax income expected to double from 2014 when full captive penetration levels are achieved

GM Financial Evolution

Full captive evolution substantially complete; GMF now in captive expansion phase


Canada Lease Acquisition of FinancialLinx
GM Financial Acquisition
U.S. Floorplan Launch
Canada Floorplan Launch
U.S. Prime Loan Launch
U.S. Lease Share Expansion
China Acquisition
Commercial Loan Launch
GM Loan Subvention Exclusivity
2010
2011
2012
2013
2014
2015
2016
NA Lease Launch
Canada Sub-Prime Launch
International Acquisition
Commercial Lease Launch
U.S. Prime Loan Expansion
GM Lease Exclusivity

Captive Expansion

- Increase share of prime loan in NA
- Strategically grow NA floorplan
- Expand Customer Relationship Management
- Maintain IO's dominant GM share; potential geographic/product expansion

GM FINANCIAL 5

6 Strong Operating Results $815 $837 $913 CY-14 CY-15 CY-16 Pre-tax Income ($M) North America (NA) International (IO) $21.3 $37.7 $43.4 CY-14 CY-15 CY-16 Origination Volume ($B) NA Retail Loans NA Retail Leases IO Retail Loans IO Retail Leases 3.2% 2.7% 2.2% CY-14 CY-15 CY-16 Operating Expense Ratio 1.8% 1.9% 2.0% CY-14 CY-15 CY-16 Net Charge-offs on Loans

7 Solid Balance Sheet  Tangible net worth is net of accumulated losses on foreign exchange translation ‒ Accumulated other comprehensive loss related to FX of $1.2B at December 31, 2016  Year-over-year leverage increase consistent with earning asset expansion in higher credit quality tiers and within the applicable level of the Support Agreement 1. Calculated consistent with GM/GMF Support Agreement, filed on Form 8-K with the Securities and Exchange Commission on September 4, 2014. $40.8 $57.7 $78.6 Dec-14 Dec-15 Dec-16 Ending Earning Assets ($B) Retail Loans Commercial Loans Retail Leases Dec-14 Dec-15 Dec-16 Liquidity ($B) Borrowing capacity Cash $9.3 $14.7 $14.2 6.5x 8.3x 10.4x Dec-14 Dec-15 Dec-16 Leverage Ratio1 $6.1 $6.9 $7.5 Dec-14 Dec-15 Dec-16 Tangible Net Worth ($B)

8 Earning Assets Composition  Earning assets evolving to more captive-like mix with over 85% of earning assets related to financing GM new vehicles  Portfolio shifting to predominantly higher credit quality assets − Sub-prime loan portfolio (<620 FICO) represented approximately 13% of ending earning assets at December 31, 2016  Earning asset expansion in North America aligns with GM’s geographic sales footprint Lease 13% Lease 13% $78.6B At December 31, 2016 Earning assets composition is shifting towards full captive state Latin America Commercial 2% Latin America Retail 6% Europe Commercial 4% Europe Retail 8% North America Commercial 8% North America Lease 44% North America Retail 28%

Funding Platform

Shifting funding mix toward unsecured debt thereby increasing unencumbered assets; strategy to fund locally with flexibility to issue globally to support U.S. growth

$73.9B



International Sr Notes 2%
International Other Unsecured 4%
International Securitization 4%
International Credit Facilities 9%
North America Securitization 36%
North America Credit Facilities 9%
North America Sr Notes 36%

At December 31, 2016

- **Credit facilities**
  - Totaling $27.2B, provided by 37 banks at December 31, 2016
- **Global securitization platforms**
  - Segregated by asset type and geography - current platforms:
    - AMCAR – U.S. sub-prime retail loan
    - GMALT – U.S. lease
    - GFORT – U.S. floorplan
    - ECARAT U.K. – retail loan
    - ECARAT Germany – retail loan
    - GCOLT – Canada lease
  - Anticipate launching U.S. prime retail loan platform in 2017
  - Projected CY 2017 issuances: ~$13-16B, including 144A transactions
  - Private amortizing securitizations are used to augment/diversify funding
- **Global senior notes platform**
  - Supporting operations in U.S., Canada, Europe and Mexico
  - Projected CY 2017 issuances: ~$11-14B, 5-8 offerings
- **Other**
  - Retail customer deposits in Germany, $1.9B at December 31, 2016
- **Unsecured debt 47% of total debt at December 31, 2016**

GM FINANCIAL 9

10 1. Measured at each calendar quarter Financial Support from GM  Support Agreement in place between GM and GMF ‒ Agreement solidifies GMF’s position as a core component of GM’s business and strengthens GMF’s capability to support GM’s strategy ‒ Five-year agreement that automatically renews annually in September  Requires 100% ownership of GMF by GM as long as GMF has unsecured debt securities outstanding  Solidifies GMF’s liquidity position ‒ Junior subordinated unsecured credit line of $1.0B from GM; renews with Support Agreement renewal ‒ Maintains GMF’s access to GM’s revolvers with sublimit availability of $4.0B  Establishes leverage limits and provides funding support to GMF if needed ‒ Leverage limits (Net Earning Assets divided by Adjusted Equity, which includes amounts outstanding on the Junior Subordinated Revolving Credit Facility, if any) above the thresholds triggers funding request from GMF to GM: ‒ In the December 2016 quarter, GMF repaid $0.4B borrowed on the Junior Subordinated Revolving Credit Facility with GM, which was drawn to support the leverage ratio in the September 2016 quarter ‒ With net earning assets of $77.7B at December 31, 2016, the applicable Support Agreement ratio increased to 11.5x  Additional support evidenced by GM’s $6.4B investment to date in GMF GMF’s Net Earning Assets1 Leverage1 Less than $50B 8.0:1.0 Greater than or equal to $50B but less than $75B 9.5:1.0 Greater than or equal to $75B but less than $100B 11.5:1.0 Greater than or equal to $100B 12.0:1.0 At December 31, 2016

11 Current Ratings GM GM Financial Company Rating Bond Rating Outlook Company Rating Bond Rating Outlook DBRS BBB N/A Stable BBB BBB Stable Fitch BBB- BBB- Positive BBB- BBB- Positive Moody’s I.G. Baa3 Stable Baa3 Baa3 Stable Standard and Poor’s BBB BBB Stable BBB BBB Stable Committed to Investment Grade  Investment grade status achieved with all agencies, consistent with GM’s ratings − January 2017, Standard and Poor’s and Moody’s upgrade to BBB and Baa3, respectively; outlook stable − June 2016, Fitch changed outlook to positive  Investment grade rating critical for captive strategy execution GM targeting performance consistent with “A” ratings criteria

12 North America

13 GM and GMF Penetration Statistics Dec-16 Sept-16 Dec-15 GMF as a % of GM Retail Sales U.S. 32.2% 31.8% 33.4% Canada 18.7% 14.3% 13.1% GMF Wholesale Dealer Penetration U.S. 15.9% 14.8% 12.8% Canada 12.2% 12.2% 11.7% GM as % of GMF Retail Originations (GM New / GMF Retail Loan and Lease) U.S. 86.3% 87.2% 87.8% Canada 99.3% 98.5% 97.9%  GMF penetration of GM retail sales largely dependent on level of lease and subvented loan products in the market  U.S. wholesale dealer penetration in the December 2016 quarter continued, steady increases both sequentially and year-over-year

14 Origination Mix by Credit Tier Three Months Ended (Loan and Lease Originations, $M)1 Dec-16 Dec-15 Amount Percent Amount Percent Prime – FICO Score 680 and greater $6,471 72.7% $5,700 69.3% Near prime – FICO Score 620 to 679 1,065 12.0% 1,048 12.7% Sub-prime – FICO Score less than 620 1,359 15.3% 1,479 18.0% Total loan and lease originations $8,895 100.0% $8,227 100.0%  Origination mix continuing to shift to prime credit tiers 1. For originations associated with the commercial vehicle program, FICO scores or equivalents are used in determining prime, near-prime and sub-prime classifications

15 Retail Loan Originations GMF as % of GM U.S. <620 GMF as a % of GM U.S. ≥620 Weighted Avg. FICO 32% 14% 685 38% 10% 661 36% 10% 659 30% 12% 686  Origination volume stable year-over-year, lower quarter-over-quarter reflecting higher subvention participation in September 2016 quarter 29% 12% 682 $0.5 $0.5 $0.6 $0.6 $0.6 $0.5 $0.5 $0.5 $0.6 $0.6 $1.9 $1.6 $1.4 $2.2 $1.8 $18.1 $18.8 $19.4 $20.8 $21.8 Dec-15 Mar-16 Jun-16 Sept-16 Dec-16 Loans originated on new vehicles by GM dealers ($B) Loans originated on used vehicles by GM dealers ($B) Loans originated on vehicles by non-GM dealers ($B) Retail finance receivables portfolio ($B) $2.6 $3.4 $2.5 $3.0 $2.9

16 Retail Loan Credit Performance  December 2016 net charge-off percentage is down compared to December 2015 due to positive impact of mix shift to prime, partially offset by credit normalization and a decline in recovery values − Finance receivables with FICO scores <620 comprise 48% of the North America retail loan portfolio at December 31, 2016, compared to 60% at December 31, 2015  Recovery rates are expected to continue trending down year-over-year in 2017 Net annualized charge-offs 31-60 day delinquency 61+ day delinquency Recovery Rate 54% 55% 52% 50% 53% 3.0% 2.6% 2.3% 2.7% 2.8% 0.0% 2.0% 4.0% 6.0% 8.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Dec-15 Mar-16 Jun-16 Sept-16 Dec-16 De linqu e nc y N et A n n ual ized C harg e -o ff s Credit Metrics

17 Lease Portfolio  GMF is GM’s exclusive subvented lease provider  Leasing provides an attractive option to consumers looking to manage their monthly payment and enhances GM loyalty and retention  Credit performance commensurate with the predominately prime credit portfolio  Origination volume impacted by GM sales’ attributable to lease $5.2 $6.5 $6.1 $5.9 $5.6 $0.2 $0.2 $0.3 $0.2 $0.3 $20.1 $24.4 $28.3 $31.6 $34.3 -25 -15 -5 5 15 25 35 Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Canada Lease Volume ($B) U.S. Lease Volume ($B) Lease Portfolio ($B) Lease Originations

18 Residual Value  GM and GMF jointly support residual values − GM through the management of the retail/fleet strategy, incentive spend, inventory management, Express Drive and Factory Pre-Owned Collection − GMF through its comprehensive end-of-term remarketing process, designed to support GM dealer base while maximizing resale values  GMF Dealer Source, a private-label online wholesale marketplace, provides single-source online access to purchase a wide range of pre-owned GM vehicles, including off-lease, rental vehicles and GM company vehicles  ALG utilized to set residual values − Residual value set at origination and marked quarterly over the life of the lease based on ALG estimates, augmented with internal models − Multiple factors used in predicting future vehicle residual values; including  Macro Factors: Gas Prices, Durable Goods, Consumer Spending  Industry Factors: Industry and Segment Supply, Wholesale Values, Incentives, Fleet Strategy  Brand Factors: Packaging/Pricing, Vehicle Lifecycle, Brand Outlook/Value, Quality Perception  Residual performance on returned vehicles1 ‒ Consistent with overall industry view, expect used vehicle values to decline  Future supply increase anticipated and captured in forward-looking metrics ‒ U.S. disposition proceeds on returned vehicles compared to estimates at origination moderated throughout the year; trucks and utilities performing better than cars 1. Vehicles not purchased by the lessee or dealer at contract residual value that are returned to and remarketed by GMF 2. Reflects average per unit gain/(loss) on vehicles returned to GMF and sold in the period

19 Commercial Lending  Strong growth in number of dealers and receivables outstanding in the December 2016 quarter  Floorplan financing represents 89% of commercial portfolio $4.1 $4.4 $4.8 $5.3 $6.5 656 694 721 745 792 Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Commercial Finance Receivables Outstanding ($B) Number of Dealers

20 International Operations

21 GM and GMF Penetration Statistics Dec-16 Sept-16 Dec-15 GMF as a % of GM Retail Sales Europe 43.2% 43.4% 43.4% Latin America 53.3% 60.8% 52.0% GMF Wholesale Dealer Penetration Europe 98.9% 99.9% 99.6% Latin America 97.2% 95.1% 96.9% GM as % of GMF Retail Originations (GM New / GMF Retail Loan and Lease) Europe 80.6% 80.7% 80.5% Latin America 94.9% 96.0% 94.5%  Penetration levels stable in Europe, with lower quarter-over-quarter penetration in Latin America reflecting stronger GM support programs in September 2016 quarter

22 Retail Loan Originations  Stable origination trend, with foreign exchange impacting quarterly volume − Number of outstanding loan contracts (1.6M) at December 31, 2016 increased by 3% compared to December 31, 2015 $0.9 $1.0 $1.0 $0.9 $0.8 $0.7 $0.6 $0.7 $0.8 $0.8 $11.0 $11.5 $11.4 $11.5 $11.1 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 Dec-15 Mar-16 Jun-16 Sept-16 Dec-16 Latin America retail loan ($B) Europe retail loan ($B) Retail finance receivables portfolio ($B) $1.6 $1.6 $1.7 $1.7 $1.6

23 Retail Loan Credit Performance  Credit metrics generally stable, consistent with a predominantly prime portfolio Net annualized charge-offs 31-60 day delinquency 61+ day delinquency 0.9% 0.8% 0.9% 0.9% 1.0% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Dec-15 Mar-16 Jun-16 Sept-16 Dec-16 De linqu e nc y Net A nnua liz e d Charg e -o ff s Credit Metrics

24 Commercial Lending  At December 31, 2016, commercial finance receivables were comprised of 94% floorplan and 6% primarily real estate and dealer loans $3.1 $3.6 $3.4 $3.2 $3.2 $1.3 $1.2 $1.2 $1.2 $1.4 2,139 2,147 2,146 2,143 2,150 1,400 1,500 1,600 1,700 1,800 1,900 2,000 2,100 2,200 2,300 Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Europe Commercial Receivables Outstanding ($B) Latin America Commercial Receivables Outstanding ($B) $4.8 $4.6 $4.4 $4.6 $4.4 Number of Dealers

25 SAIC-GMAC - China Joint Venture  GMF owns a 35% equity stake in SAIC-GMAC joint venture − Joint venture began operations in 2004 − Ownership stake gives GMF a presence in the largest auto market − Results reflected in financial statements under equity method − Calendar year 2016 equity income of $151M, up from $116M for calendar year 2015  China market: − GM’s market share for Q4 2016 was 13.8%; industry forecasted to grow in the low single digits in 2017 − Car purchases are primarily for cash in China; financing penetration relatively low compared to other regions − Auto loans typically have high down payment, low LTV and low charge-offs Three months ended Dec-16 Sept-16 Dec-15 China JV as a % of SGM1 Retail Sales2 36.3% 29.6% 24.5% Retail Originations ($B)2 $3.0 $2.0 $2.1 Ending Earning Assets ($B) Retail $8.5 $7.5 $6.9 Commercial3 $2.6 $2.8 $3.3 Net Retail Charge-offs 0.2% 0.2% 0.6% Equity Income ($M) $42 $36 $31 1. SAIC General Motors Sales Co., Ltd. 2. Includes off-balance sheet contracts originated for third parties 3. Commercial finance receivables are not netted with dealer deposits, in comparison to GMF U.S. GAAP presentation of $2.0B

26 GM Financial Key Strengths  Strategic interdependence with GM − GM priority to grow GM Financial − Expansion of captive presence in North America; captive penetration levels in International Operations  Full suite of auto finance solutions offered in served markets with incremental growth opportunities − Operations covering over 85% of GM’s worldwide sales − Additional product offerings and enhancements and geographic expansion  Solid global funding platform supported by investment grade ratings − Committed bank lines, well-established global ABS and unsecured debt issuance programs − Along with GM, committed to running the business consistent with “A” ratings criteria  Strong financial performance − Solid balance sheet supporting originations growth − Liquidity of $14.2B at December 31, 2016 − Earned $913M in pre-tax income in CY 2016; expect continued earnings growth in CY 2017 with expansion of captive presence in North America and overall growth of portfolio  Experienced and seasoned management team operating across business and economic cycles

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